Exhibit 99.1

EDITORIAL CONTACTS:	PRGP42SN135

Michele Drake
+1 650 752 5296
michele_drake@agilent.com

Amy Flores
+1 650 752 5303
amy_flores@agilent.com

INVESTOR CONTACT:

Hilliard Terry
+1 650 752-5329
hilliard_terry@agilent.com

Agilent Technologies Reports Smaller-than-expected
Third-quarter Loss

Company Announces Workforce Reductions as Latest Action in Response
to Prolonged Downturn in Key Industries

     PALO ALTO, Calif., Aug. 20, 2001 — Agilent Technologies Inc. (NYSE: A) today reported orders of $1.3 billion and revenue of $1.8 billion for the quarter ended July 31. On an earnings before goodwill basis, the company lost 24 cents per share versus the consensus estimate of a 35-cent-per-share loss. These results represent continuing operations, excluding Agilent’s recently sold healthcare business. The company said that third-quarter orders for its communications and semiconductor products continued to be very weak, reflecting the severe slowdown that has plagued these industries in recent months.

     In addition to expense reduction actions that Agilent has already taken, the company announced that it will reduce its workforce by approximately 4,000 people, or about 9 percent, by the middle of next year in order to restore the company to profitability as soon as possible.

     “Based on our outlook earlier in the year, we implemented a variety of aggressive cost-control measures — including a temporary 10-percent pay cut — to try to avoid layoffs,” said Ned Barnholt, Agilent president and CEO. “The measures to date have had a positive impact, but the business environment in our key industries continued to deteriorate this quarter. And the outlook going forward is for a slow and gradual recovery. We are now taking additional actions to bring the size of our workforce more in line with anticipated business levels.”

     “This decision is one we don’t make lightly,” Barnholt said. “This is by far the worst industry downturn I’ve seen in my 34 years with the company. Extraordinary business conditions, unfortunately, require unusual actions. Despite today’s announcement, we remain deeply committed to our culture of valuing our people and the contributions they make to Agilent.”

     Workforce reductions will occur in many geographies and business organizations. Agilent expects to incur restructuring expenses of approximately $200 million to reflect the impact of severance packages and related costs associated with the workforce reductions. The workforce reductions will result in about $500 million in annualized savings.

Third-Quarter Financial Review

     Weak customer demand coupled with excess capacity and inventory in key industries Agilent serves drove net orders down 54 percent — to $1.3 billion — from a very strong third quarter a year ago. Net orders declined 5 percent from last quarter. Cancellations were about $240 million, down from Q2 but higher than expected. Third-quarter revenue was $1.8 billion, a 23-percent decrease year over year. Revenue declined 24 percent from last quarter.

     The company’s loss of 24 cents per share on an earnings before goodwill basis excludes a $74 million one-time (non-cash) charge to reflect a change in strategy for providing information systems for customer support, and a $39 million net (non-cash) investment gain.

     Earnings before goodwill were favorably impacted by 5 cents per share for the effects of changes related to the Adaptec agreement, and negatively impacted by 10 cents per share for an above-normal increase in inventory reserves based on lower order expectations.

     “Our third-quarter revenue and earnings were somewhat stronger than expected, driven by management actions consistent with our commitment to reduce Agilent’s cost structure,” Barnholt said. “Our employees aggressively shipped backlog and worked to reduce expenses. All of these efforts combined to lower our selling, general and administrative expenses by 23 percent year over year and 15 percent compared with Q2.”

     Barnholt noted that given the difficult business environment, Agilent is pleased with its asset management this quarter. “We were able to generate positive operating cash flow despite a loss,” he said. “We have received $1.6 billion from the sale of our healthcare business, and by the end of August, we’ll have almost no debt.”

     Looking forward, the company said it expects a slight increase in total Q4 orders over this quarter’s $1.3 billion. Because backlog is at very low levels across the company’s test and measurement and semiconductor businesses, revenue will be dependent to a large extent upon new orders. Revenue is expected to be between $1.3 and $1.5 billion, which would lead to an expected loss of between 50 and 70 cents per share on an earnings before goodwill basis, excluding restructuring charges.

     “We’re balancing the need for aggressive, immediate action to meet extraordinary market conditions with our goal of building a company for the long term,” Barnholt said. “We’re very optimistic about the potential of the businesses we’re in, but we clearly need to return Agilent to profitability as soon as possible. Reducing our workforce in areas where we have excess capacity will help us become a stronger company while enabling us to preserve our investments in core R&D and new product programs.”

About Agilent Technologies

     Agilent Technologies Inc. (NYSE: A) is a global technology leader in communications, electronics and life sciences. The company’s 43,000 employees serve customers in more than 120 countries. Agilent had net revenue of $9.4 billion in fiscal year 2000, as restated to reflect the sale of its healthcare business. Information about Agilent is available on the Web at www.agilent.com.

     More financial information about this quarter’s earnings is available at www.investor.agilent.com.

     Agilent management will host a live webcast of its quarterly conference call with the investment community in listen-only mode today at 1:45 p.m. (PT). Listeners may log on at www.investor.agilent.com and select “conference calls.” The webcast will remain on the company site for seven days.

     A telephone replay of the conference call will be available on Aug. 20 starting at 4:45 p.m. (PT) through Aug. 27 at 4:45 p.m. (PT) by dialing +1 719 457 0820 and entering pass code 618933.

     This news release contains forward-looking statements (including, without limitation, information regarding projected orders, revenue, earnings, workforce reductions, restructuring expenses and savings from cost-reduction measures, and overall financial results) that involve risks and uncertainties that could cause results of Agilent Technologies to differ materially from management’s current expectations.

     In addition, other risks that Agilent faces in running its operations include: the ability to execute successfully through industry business cycles; the ability to manage inventory levels to adapt to the current economic slowdown and setbacks in our customers’ businesses; the timely ability to adapt manufacturing capacity to weak industry orders; the ability to quickly adapt cost structures to align with decreased levels of business, including implementing workforce reductions; the successful redesign and implementation of the company’s business processes and systems; and other risks detailed in the company’s filings with the Securities and Exchange Commission, including: its Annual Report on Form 10-K for the year ended Oct. 31, 2000, Quarterly Report on Form 10-Q for the quarter ended April 30, 2001, and Current Reports on Form 8-K filed June 29, 2001 and Aug. 15, 2001. The company assumes no obligation to update the information in the press release.

# # #

AGILENT TECHNOLOGIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
Excluding Amortization of Goodwill and Other Intangibles,
Acquisition Related Items, Discontinued Operations and
Other One-Time and Non-Operational Items
(Unaudited)

(In millions, except per share amounts)

	Three Months Ended
	July 31,
			Percent
	2001	2000	Inc/(Dec)

Orders	$1,324	$2,850	(54%)

Net revenue	$1,806	$2,351	(23%)

Costs and expenses:

Cost of products and services	1,139	1,189	(4%)

Research and development	312	288	8%

Selling, general and administrative	514	665	(23%)

Total costs & expenses	1,965	2,142	(8%)

(Loss)/earnings from continuing operations	(159)	209	(176%)

Other income (expense), net	(3)	27	(111%)

(Loss)/earnings from continuing operations before taxes	(162)	236	(169%)

(Tax benefit)/provision for taxes	(53)	78	(168%)

Pro forma net (loss)/earnings from continuing operations	$(109)	$158	(169%)

Pro forma net (loss)/earnings per share — Basic	$(0.24)	$0.35

Pro forma net (loss)/earnings per share — Diluted	$(0.24)	$0.34

Average shares used in computing pro forma net earnings per share:

Basic	459	453

Diluted	459	464

The above pro forma condensed consolidated statement of earnings has been adjusted to exclude the following one-time and non-operational items and reconcile to GAAP net earnings:

Net (loss)/earnings per GAAP	$(219)	$155

Pro forma adjustments:

Goodwill	91	20

Other intangibles (includes In-process R&D charge)	18	—

Capitalized software write-off	74	—

Net non-cash investment gains	(39)

Discontinued operations (pre-tax)	1	(22)

Adjustment for income taxes	(35)	5

Pro forma net (loss)/earnings from continuing operations	$(109)	$158

AGILENT TECHNOLOGIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
Excluding Amortization of Goodwill and Other Intangibles,
Acquisition Related Items, Discontinued Operations and
Other One-Time and Non-Operational Items
(Unaudited)

(In millions, except per share amounts)

	Nine Months Ended
	July 31,
			Percent
	2001	2000	Inc/(Dec)

Orders	$5,193	$7,820	(34%)

Net revenue	$6,736	$6,344	6%

Costs and expenses:

Cost of products and services	3,818	3,213	19%

Research and development	1,001	810	24%

Selling, general and administrative	1,725	1,806	(4%)

Total costs & expenses	6,544	5,829	12%

Earnings from continuing operations	192	515	(63%)

Other income (expense), net	(1)	72	(101%)

Earnings from continuing operations before taxes	191	587	(67%)

Provision for taxes	63	194	(68%)

Pro forma net earnings from continuing operations	$128	$393	(67%)

Pro forma net earnings per share — Basic	$0.28	$0.87

Pro forma net earnings per share — Diluted	$0.28	$0.85

Average shares used in computing pro forma net earnings per share:

Basic	457	452

Diluted	463	464

The above pro forma condensed consolidated statement of earnings has been adjusted to exclude the following one-time and non-operational items and reconcile to GAAP net earnings:

Net earnings per GAAP	$31	$452

Pro forma adjustments:

Goodwill	210	38

Other intangibles (including In-process R&D charge)	28	—

Capitalized software write-off	74	—

Net non-cash investment gains	(45)	(13)

FAS 133 adoption	41	—

Gain on land sale	(269)	—

Discontinued operations (pre-tax)	(21)	(134)

Adjustment for income taxes	79	50

Pro forma net earnings from continuing operations	$128	$393

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
(Unaudited)

(In millions, except per share amounts)

	Three Months Ended
	July 31,
			Percent
	2001	2000	Inc/(Dec)

Orders	$1,324	$2,850	(54%)

Net revenue	$1,806	$2,351	(23%)

Costs and expenses:

Cost of products and services	1,146	1,189	(4%)

Research and development	319	288	11%

Selling, general and administrative	683	685	( %)

Total costs and expenses	2,148	2,162	(1%)

(Loss)/earnings from continuing operations	(342)	189	(281%)

Other income (expense), net	35	27	30%

(Loss)/earnings from continuing operations before taxes	(307)	216	(242%)

(Tax benefit)/provision for taxes	(93)	73	(227%)

Net (loss)/earnings from continuing operations	(214)	143	(250%)

Net (loss)/earnings from discontinued operations (net of taxes $4 million and $10 million for the three months ended July 31, 2001 and 2000)	(5)	12	(142%)

Net (loss)/earnings	$(219)	$155	(241%)

Net earnings per share — Basic:

Continuing operations	$(0.47)	$0.32

Discontinued operations	$(0.01)	$0.02

Net earnings per share	$(0.48)	$0.34

Net earnings per share — Diluted:

Continuing operations	$(0.47)	$0.31

Discontinued operations	$(0.01)	$0.03

Net earnings per share	$(0.48)	$0.34

Average shares used in computing net earnings per share:

Basic	459	453

Diluted	459	461

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
(Unaudited)

(In millions, except per share amounts)

	Nine Months Ended
	July 31,
			Percent
	2001	2000	Inc/(Dec)

Orders	$5,193	$7,820	(34%)

Net revenue	$6,736	$6,344	6%

Costs and expenses:

Cost of products and services	3,829	3,213	19%

Research and development	1,010	810	25%

Selling, general and administrative	2,017	1,844	9%

Total costs and expenses	6,856	5,867	17%

(Loss)/earnings from continuing operations	(120)	477	(125%)

Other income (expense), net	312	85	267%

Earnings from continuing operations before taxes and cumulative effect of a change in accounting principle	192	562	(66%)

Provision for taxes	142	191	(26%)

Net earnings from continuing operations before cumulative effect of a change in accounting principle	50	371	(87%)

Cumulative effect of adopting SFAS 133 (net of tax benefit of $16 million)	(25)	—

Net earnings from discontinued operations (net of taxes $15 million and $53 million for the nine months ended July 31, 2001 and 2000)	6	81	(93%)

Net earnings	$31	$452	(93%)

Net earnings per share — Basic:

Continuing operations	$0.11	$0.83

Cumulative effect of adopting SFAS No. 133	$(0.05)	$—

Discontinued operations	$0.01	$0.18

Net earnings per share	$0.07	$1.01

Net earnings per share — Diluted:

Continuing operations	$0.11	$0.82

Cumulative effect of adopting SFAS No. 133	$(0.05)	$—

Discontinued operations	$0.01	$0.18

Net earnings per share	$0.07	$1.00

Average shares used in computing net earnings per share:

Basic	457	448

Diluted	463	452

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

(In millions, except par value and share amounts)

	July 31,	October 31,
	2001	2000

ASSETS

Current assets:

Cash and cash equivalents	$999	$996

Accounts receivable, net	1,169	1,938

Inventory	1,704	1,610

Other current assets	784	595

Total current assets	4,656	5,139

Property, plant and equipment, net	1,807	1,685

Goodwill and other intangible assets, net	1,203	467

Other assets	315	442

Net investment in discontinued operations	641	597

Total assets	$8,622	$8,330

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Accounts payable	$544	$857

Notes payable and short-term borrowings	794	110

Employee compensation and benefits	602	679

Deferred revenue	386	322

Accrued taxes and other accrued liabilities	492	695

Total current liabilities	2,818	2,663

Other liabilities	331	402

Commitments and contingencies

Stockholders’ equity:

Preferred stock; $0.01 par value; 125,000,000 shares authorized; none issued and outstanding

Common stock; $0.01 par value; 2,000,000,000 shares authorized; 460,637,000 shares at July 31, 2001 and 453,976,000 shares at October 31, 2000 issued and outstanding	5	5

Additional paid-in capital	4,705	4,508

Retained earnings	788	757

Other comprehensive loss	(25)	(5)

Total stockholders’ equity	5,473	5,265

Total liabilities and stockholders’ equity	$8,622	$8,330

AGILENT TECHNOLOGIES, INC.
PRO FORMA EARNINGS (LOSS) FROM CONTINUING OPERATIONS
BY BUSINESS SEGMENT
(Unaudited)

(In Millions)

			Yr vs.Yr	Sequential
For the three months ended July 31	2001	2000	%change	%change

PRO FORMA EARNINGS (LOSS) FROM CONTINUING OPERATIONS

Test and measurement	$(151)	$122	(224%)	(270%)

Semiconductor products	(36)	85	(142%)	61%

Chemical analysis	28	2	1300%	(3%)

Total	$(159)	$209	(176%)	(712%)

			Yr vs.Yr
For the nine months ended July 31	2001	2000	%change

PRO FORMA EARNINGS (LOSS) FROM CONTINUING OPERATIONS

Test and measurement	$188	$335	(44%)

Semiconductor products	(71)	164	(143%)

Chemical analysis	75	16	369%

Total	$192	$515	(63%)

AGILENT TECHNOLOGIES, INC.
ORDERS AND NET REVENUE
FROM CONTINUING OPERATIONS
BY BUSINESS SEGMENT
(Unaudited)

(In Millions)

			Yr vs.Yr	Sequential
For the three months ended July 31	2001	2000	%change	%change

ORDERS

Test and measurement	$793	$1,851	(57%)	(15%)

Semiconductor products	277	730	(62%)	39%

Chemical analysis	254	269	(6%)	(4%)

Total	$1,324	$2,850	(54%)	(5%)

NET REVENUE

Test and measurement	$1,115	$1,514	(26%)	(32%)

Semiconductor products	425	591	(28%)	(4%)

Chemical analysis	266	246	8%	(9%)

Total	$1,806	$2,351	(23%)	(24%)

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

AGILENT TECHNOLOGIES, INC.
ORDERS AND NET REVENUE
FROM CONTINUING OPERATIONS
BY BUSINESS SEGMENT
(Unaudited)

(In Millions)

			Yr vs.Yr
For the nine months ended July 31	2001	2000	%change

ORDERS

Test and measurement	$3,345	$5,132	(35%)

Semiconductor products	1,030	1,918	(46%)

Chemical analysis	818	770	6%

Total	$5,193	$7,820	(34%)

NET REVENUE

Test and measurement	$4,448	$4,060	10%

Semiconductor products	1,463	1,535	(5%)

Chemical analysis	825	749	10%

Total	$6,736	$6,344	6%

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

AGILENT TECHNOLOGIES, INC.
PERCENT CHANGE IN Q3 ORDERS AND NET REVENUE BY MARKET SEGMENT
YEAR VERSUS YEAR COMPARISON
Q3 FY01 versus Q3 FY00
(Unaudited)

(In Millions)

	Orders			Net Revenue

	Q3 FY01	% Change	% of	Q3 FY01	% Change	% of
	$ Amount	Y/Y	Segment	$ Amount	Y/Y	Segment

Test and measurement

Communications test	$501	(54%)	63%	$747	(16%)	67%

Semiconductor test	81	(74%)	10%	108	(55%)	10%

General purpose test	211	(52%)	27%	260	(33%)	23%

	$793	(57%)	100%	$1,115	(26%)	100%

Semiconductor products

Networking and computing	$97	(69%)	35%	$211	(4%)	50%

Wireless	17	(85%)	6%	40	(62%)	9%

Imaging	103	(46%)	37%	109	(31%)	26%

Core opto business	60	(46%)	22%	65	(38%)	15%

	$277	(62%)	100%	$425	(28%)	100%

AGILENT TECHNOLOGIES, INC.
PERCENT CHANGE IN Q3 ORDERS AND NET REVENUE BY MARKET SEGMENT
SEQUENTIAL COMPARISON
Q3 FY01 versus Q2 FY01
(Unaudited)

(In Millions)

	Orders			Net Revenue

	Q3 FY01		% of	Q3 FY01		% of
	$ Amount	% Change	Segment	$ Amount	% Change	Segment

Test and measurement

Communications test	$501	(26%)	63%	$747	(32%)	67%

Semiconductor test	81	189%	10%	108	(42%)	10%

General purpose test	211	(8%)	27%	260	(28%)	23%

	$793	(15%)	100%	$1,115	(32%)	100%

Semiconductor products

Networking and computing	$97	385%	35%	$211	1%	50%

Wireless	17	31%	6%	40	(26%)	9%

Imaging	103	(2%)	37%	109	(3%)	26%

Core opto business	60	(3%)	22%	65	(6%)	15%

	$277	39%	100%	$425	(4%)	100%

AGILENT TECHNOLOGIES, INC.
ORDERS AND NET REVENUE FROM CONTINUING OPERATIONS
BY GEOGRAPHY
For The Three Months Ended July 31
(Unaudited)

			(Percent)
	(In millions)
			USD	Local Currency
	2001	2000	Growth	Growth

ORDERS

United States	$482	$1,279	(62%)	(62%)

Europe	295	494	(40%)	(37%)

Asia Pacific	491	910	(46%)	(41%)

Latin America	33	73	(55%)	(55%)

Canada	23	94	(76%)	(74%)

Total	$1,324	$2,850	(54%)	(52%)

NET REVENUE

United States	$712	$990	(28%)

Europe	366	441	(17%)

Asia Pacific	635	747	(15%)

Latin America	47	105	(55%)

Canada	46	68	(32%)

Total	$1,806	$2,351	(23%)

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

AGILENT TECHNOLOGIES, INC.
ORDERS AND NET REVENUE FROM CONTINUING OPERATIONS
BY GEOGRAPHY
For The Nine Months Ended July 31
(Unaudited)

			(Percent)
	(In millions)
			USD	Local Currency
	2001	2000	Growth	Growth

ORDERS

United States	$1,963	$3,307	(41%)	(41%)

Europe	1,164	1,586	(27%)	(20%)

Asia Pacific	1,819	2,459	(26%)	(24%)

Latin America	112	188	(40%)	(40%)

Canada	135	280	(52%)	(50%)

Total	$5,193	$7,820	(34%)	(32%)

NET REVENUE

United States	$2,729	$2,602	5%

Europe	1,404	1,325	6%

Asia Pacific	2,149	1,997	8%

Latin America	177	227	(22%)

Canada	277	193	44%

Total	$6,736	$6,344	6%

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.